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                                                                   Exhibit 10.12
                                                                   -------------

                 PROMISSORY NOTE AND LOAN MODIFICATION AGREEMENT


A.C. MOORE ARTS & CRAFTS, INC.
130 A.C. Moore Drive
Berlin, NJ 08009

A.C. MOORE INCORPORATED
130 A.C. Moore Drive
Berlin, NJ 08009

MOORESTOWN FINANCE, INC.
103 Foulk Road, Suite 200
Wilmington DE 19803

BLACKWOOD ASSETS, INC.
103 Foulk Road, Suite 200
Wilmington DE 19803

A.C. MOORE URBAN RENEWAL, LLC
130 A.C. Moore Drive
Berlin, NJ 08009
(Individually and collectively, "Borrower")


WACHOVIA BANK, NATIONAL ASSOCIATION
190 River Road
Summit, New Jersey 07901
(hereinafter referred to as the "Bank")


         THIS AGREEMENT is entered into as of February 22, 2006 by and between Bank and Borrower.

                                    RECITALS

         Bank is the holder of a Promissory Note (the "LOC NOTE") executed and delivered by Borrower, dated October 28, 2003, in the original principal amount of $25,000,000.00 (the "ORIGINAL LOAN") and certain other loan documents, including without limitation, a Loan Agreement, dated October 28, 2003 (the "LOAN AGREEMENT"), and a Security Agreement, dated October 28, 2003 (the "SECURITY AGREEMENT"); and

         Borrower and Bank have agreed to modify the terms of the Loan Documents to increase the available balance under the LOC Note to $35,000,000.00 and to modify the repayment terms; and

         In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:





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                                    AGREEMENT

         MODIFICATIONS. The Loan Documents are hereby modified by amending the provisions in the LOC Note establishing the total available balance and repayment terms as follows:

         LOAN AMOUNT. The aggregate outstanding principal balance under the LOC Note and Loan Agreement shall not exceed $35,000,000.00 (the "LOAN").

         MATURITY DATE. The term of the Loan shall be extended to May 31, 2007 (the "MATURITY DATE"), with all outstanding principal and interest due on or before the Maturity Date.

         REPAYMENT TERMS. The Note shall be due and payable in consecutive monthly payments of accrued interest only, commencing on March 1, 2006, and continuing on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on the Maturity Date.

         ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the LOC Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

         COLLATERAL. Borrower acknowledges and confirms that there have been no changes in the ownership of any Collateral pledged to secure the Obligations since the Collateral was originally pledged; Borrower acknowledges and confirms that the Bank has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrower's Obligations, including this Agreement, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

         MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the LOC Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the LOC Note.






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         LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE
PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

         FINAL AGREEMENT. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         DEFINITIONS. The term "LOAN DOCUMENTS", as used in this Agreement and the other Loan Documents, refers to all documents, agreements, and instruments executed in connection with any of the Obligations (as defined herein), and may include, without limitation, modification agreements, a commitment letter that survives closing, a loan agreement, any note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss. 101). The term "Obligations", as used in this Agreement and the other Loan Documents, refers to any and all indebtedness and other obligations of every kind and description of the Borrower to the Bank or to any Bank affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual, including, without limitation, swap agreements (as defined in 11 U.S.C. ss.
101), arising by tort, arising by operation of law, by overdraft or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs that have been or may hereafter be contracted or incurred. Any defined term provided for herein and not otherwise defined shall have the meaning given to it in the Loan Documents.

         WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER THIS AGREEMENT. VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.



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         IN WITNESS WHEREOF, the undersigned have signed and sealed this
Agreement the day and year first above written.

                                    A.C. MOORE ARTS & CRAFTS, INC.
                                    Taxpayer Identification Number:  22-3527763


                                    By: /s/ Leslie H. Gordon              (SEAL)
                                       -----------------------------------------
                                    Name:  Leslie H. Gordon
                                    Title: Chief Financial Officer


                                    A.C. MOORE INCORPORATED
                                    Taxpayer Identification Number: 22-2546111

                                    By: /s/ Leslie H. Gordon              (SEAL)
                                       -----------------------------------------
                                    Name: Leslie H. Gordon
                                    Title: Chief Financial Officer


                                    MOORESTOWN FINANCE, INC.
                                    Taxpayer Identification Number:  52-2066272

                                    By: /s/ Leslie H. Gordon              (SEAL)
                                       -----------------------------------------
                                    Name: Leslie H. Gordon
                                    Title: Chief Financial Officer


                                    BLACKWOOD ASSETS, INC.
                                    Taxpayer Identification Number:  52-2066271

                                    By: /s/ Leslie H. Gordon              (SEAL)
                                       -----------------------------------------
                                    Name: Leslie H. Gordon
                                    Title: Chief Financial Officer


                                    A.C. MOORE URBAN RENEWAL, LLC
                                    Taxpayer Identification Number: 56-2388590

                                    By: /s/ Leslie H. Gordon              (SEAL)
                                       -----------------------------------------
                                    Name: Leslie H. Gordon
                                    Title: Member


                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By: /s/ Dante Bucci                   (SEAL)
                                       -----------------------------------------
                                    Name: Dante Bucci
                                    Title: Senior Vice President